Exhibit 99.1
Investor Presentation Financial Information as of June 30, 2009

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Corporate Profile 13.3 billion in assets 8-state financial holding company 318 locations Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Community banking focus Data as of June 30, 2009

Market Footprint * Insurance office in Itasca, IL not shown

BancorpSouth Insurance Services Ranked 23 rd nationally among insurance brokerage firms by Business Insurance in July of 2009 Ranked 5 nationally among bank-owned insurance companies for total insurance income in the Michael White Associates Fee Income Ratings Report as of 12/31/2008 Insurance Office in Itasca, Illinois not shown

Balance Sheet Information As of June 30, 2009 2008 % Change Total assets $ 13,298 $ 13,399 -0.8 % Total earning assets 12,059 12,140 -0.7 Loans, net of unearned discount 9,761 9,481 3.0 Allowance for credit losses 139 123 13.0 Total deposits 10,158 9,807 3.6 Common shareholders’ equity 1,275 1,234 3.3 Book value per share $ 15.30 $14.98 2.1 % Dollars in millions, except per share amounts

Operating Results “Profitability shows strength in a challenging environment.” Six Months Ended June 30, 2009 2008 % Change Net interest revenue $ 220.8 $ 219.9 0.4 % Provision for credit losses 32.5 22.0 47.7 Noninterest revenue 146.0 139.5 4.7 Noninterest expense 241.7 225.5 7.2 Income before income taxes 92.6 111.8 (17.2) Income tax provision 29.2 36.6 (20.2) Net income $ 63.3 $ 75.3 (15.9) % Net income per share: diluted $ 0.76 $ 0.91 (16.5) % Dollars in millions, except per share amounts

Performance Ratios “Our operating results have continued to provide solid performance ratios.” Six Months Ended June 30, 2009 2008 Return on average assets 0.96% 1.15% Return on common equity 10.26% 12.48% Net interest margin 3.75% 3.79%

Net Interest Margin “Our funds management strategies have produced a strong and relatively stable net interest margin.” 4.00% 3.79% 3.79% 3.75% 3.75% 3.74% 3.74% 3.69% 3.72% 3.67% 3.75% 3.66% 3.66% 3.66% 3.64% 3.50% 3.25% 3.00% Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09

Earnings Per Share History 1.57 1.69 $1.80 1.43 1.47 1.45 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 0.91 0.76 $0.40 $0.20 $0.00 2004 2005 2006 2007 2008 2009 2nd Qtr YTD Total Year

Deposits and Borrowings 2Q-08 6% 34% 12% “Demand deposits have risen 12% from 2Q-08 to 2Q-09.” 5% 14% 2Q-09 29% 30% 6% 11% 5% 33% 15% Demand — Non-Interest Demand — Interest CDs Savings Short-Term Borrowings Other Data based on Average Balances

Deposits “A strategy of controlled growth.” Total Deposits as of June 30 ($ in billions) $10.4 $12.0 $9.6 $9.8 $10.2 $11.0 $8.8 $9.0 $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 2004 2005 2006 2007 2008 2009 6% 7% 17% AL TX AR 11% TN LA 9% 4% MO MS as of June 30, 2009 46%

Loans Loans Net of Unearned Income as of June 30 ($ in billions) $9.8 $11.0 $9.5 CAGR = 8.73% $9.0 $10.0 $9.0 $7.6 $7.0 $8.0 $6.4 $7.0 $6.0 $5.0 $4.0 $3.0 2004 2005 2006 2007 2008 2009 7% 8% “Loan growth has 14% continued at a steady 12% TX AL TN AR pace.” 7% MO LA 9% MS as of June 30, 2009 43%

Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Commercial & Industrial $ 1,323 $ 9.2 0.70 Real Estate 7,595 82.4 1.08 Consumer Mortgages 2,055 20.2 0.98 Home Equity 532 2.2 0.42 Agricultural 242 4.5 1.84 Commercial & Industrial-Owner Occupied 1,395 7.1 0.51 Construction, Acquisition and Development 1,652 44.8 2.71 Commercial 1,719 3.6 0.21 Credit Cards 102 4.1 4.05 All Other 741 2.0 0.26 Total Loans $ 9,761 $ 97.7 1.00% as of June 30, 2009, dollars in millions

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $12 $0.1 0.95 Condominiums 18 0.0 0.00 1-4 Family Construction 304 6.0 1.97 Recreation and All Other Loans 54 0.0 0.00 Commercial Construction 365 0.1 0.04 Commercial Acquisition and Development 263 4.4 1.66 Residential Acquisition and Development 636 34.2 5.38 Real Estate Construction, Acquisition and Development $1,652 $44.8 2.71% as of June 30, 2009, dollars in millions

Non-Performing Assets / Assets (%) 4.00% 3.11% 3.00% 2.01% 2.00% 1.52% 1.59% 1.25% 1.00% 1.12% 0.82% 0.90% 0.73% 0.56% 0.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 BXS SNL Bank Peer Data from SNL Financial as of 7/22/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Reserve Coverage of Non-Performing Assets (%) 200% 164.66% 132.25% 150% 120.36% 111.02% 93.03% 100% 86.51% 82.76% 83.85% 72.10% 50% 50.90% 0% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 BXS SNL Bank Peer Data from SNL Financial as of 7/22/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans (%) 4.00% 3.55% 3.00% 2.38% 2.29% 1.71% 2.00% 1.46% 1.00% 0.57% 0.55% 0.30% 0.44% 0.54% 0.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 BXS SNL Bank Peer Data from SNL Financial as of 7/22/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Equity / Total Assets (%) 10.00% 9.59% 9.35% 9.41% 9.21% 9.20% 9.38% 9.33% 9.00% 8.86% 8.72% 8.00% 7.87% 7.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 BXS SNL Bank Peer Data from SNL Financial as of 7/22/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Tangible Equity / Tangible Assets (%) 8.00% 7.53% 7.28% 7.16% 7.29% 7.12% 7.00% 6.49% 6.00% 5.86% 5.93% 5.00% 5.27% 4.81% 4.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 BXS SNL Bank Peer Data from SNL Financial as of 7/22/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Dividend Growth Dividend Yield = 4.50% * $0.90 $0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Cash dividend per share of common stock * as of July 23, 2009

Total Shareholder Return including dividends Periods ending 6/30/09 15.0% 9.6% 10.0% 6.9% 4.8% 3.0% 5.0% 1.6% 0.0% -2.2% -2.2% -5.0% -10.0% -7.4% -15.0% -17.8% -20.0% -25.0% 5 Year 10 Year 15 Year S&P 500 Index S&P 500 Banks Index BXS Source: Bloomberg

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

A Leading Regional Bank in the Mid-South